UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 2, 2008

PHASE FORWARD INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50839	04-3386549
(Commission File Number)	(IRS Employer Identification No.)

880 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 703-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other.

On October 2, 2008, Phase Forward Incorporated (the “Company”) issued a press release announcing that Paul Bleicher, M.D., Ph.D. will step down from his day-to-day operational responsibilities at the end of this month, but will remain a member of the Company’s board of directors. The Company also announced that, effective November 1, 2008, the Company’s President and Chief Executive Officer, Robert Weiler, will become Chairman of the Board of Directors, a title currently held by Dr. Bleicher.  A copy of the press release is attached hereto and is incorporated herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Phase Forward Incorporated on October 2, 2008.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phase Forward Incorporated

October 6, 2008	By:	/s/ Rodger Weismann
Rodger Weismann
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Phase Forward Incorporated on October 2, 2008.